Articles of Incorporation

(Pursuant to NRS 78)

STATE OF NEVADA

Secretary of State

Important:  Read instructions on reverse side before completing this form.

TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION:

Carter/Lambert Holdings Inc.

RESIDENT AGENT:  (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent:

Nevada First Bancorp.

Street Address

1800 East Sahara Avenue, Suite 104

Las Vegas

89104

Street No.

Street Name

City

Zip

SHARES:  (number of shares the corporation is authorized to issue)

Number of shares with par value:

25,000

   Par value:

$1.00

   Number of shares without par value:  0

GOVERNING BOARD:  shall be styled as (check one):

X

  Directors

  Trustees

The FIRST BOARD OF DIRECTORS shall consist of one members and the names and addresses are as follows (attach additional pages if necessary):

Chad Holtz

1800 E. Sahara Ave., Ste 104

Las Vegas, NV 89104

Name

Address

City/State/Zip

PURPOSE (optional - see reverse side):  The purpose of the corporation shall be:

OTHER MATTERS:  This form includes the minimal statutory requirements to incorporate under NRS 78.  You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate.  If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction.  Number of pages attached:

0

.

SIGNATURES OF INCORPORATORS:  The names and addresses of each of the incorporators signing the article:  (signatures must be notarised)  (Attach additional pages if there are more than two incorporators)

Melissa Braun

Name (print)

1800 E. Sahara Ave. Ste. 104, Las Vegas, NV  89104

Address

City/State/Zip

/s/Melissa Braun

Signature

State of Nevada, County of Clark

This instrument was acknowledged before me on

November 1, 1995, by

Melissa Braun

Name of Person

As Incorporator of

Carter/Lambert Holdings Inc.

(name of party on behalf of whom instrument was executed)

/s/Chad Holtz

Notary Public

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, Nevada First Bancorp. Hereby accept appointment as Resident Agent for the above named corporation.

/s/Chad Holtz

November 1, 1995

Signature of Resident Agent

Date